REVENUE	12 Months Ended
Dec. 31, 2024
Disclosure Of Revenue From Contracts With Customers [Abstract]
REVENUE	REVENUE
The revenue fully relates to the transfer of goods and is recognized at a point in time when the goods have been delivered to the customer.
For the years ended December 31, 2024 and 2023, the sales of RUCONEST® in the U.S. market were $246.6 million and $221.2 million, respectively. In 2022, the sales of RUCONEST® in the U.S. market were $200.1 million. Revenues of RUCONEST® in Europe and Rest of the World amounted to $5.6 million in 2024, $5.9 million in 2023 and $5.5 million in 2022.
Sales of Joenja® worldwide in 2024 were $45.0 million compared to $18.2 million in 2023. Revenues of Joenja® in Europe and Rest of World is revenue through Named Patient Programs and amounted to $4.5 million in 2024 compared to $0.3 million in 2023.
Two U.S. customers represented approximately $227.7 million, or 77%, of our net revenues in 2024, per customer $134.8 million and $92.9 million respectively. In 2023 these two U.S. customers represented approximately $204.3 million, or 83%, per customer $108.4 million and $95.9 million respectively. In 2022 these two U.S. customers represented approximately $173.6 million, or 84%, per customer $89.3 million and $84.3 million respectively. These customers are large specialty wholesale companies that are specialized in distribution of pharmaceuticals in our and our competitors’ disease area and that distribute our product and includes sales within the RUCONEST® segment.